================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549
                              ___________________
                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                  ___________


      Date of Report (Date of Earliest Event Reported): February 3, 1997

                             U.S. BIOSCIENCE, INC.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


           1-10392                                       23-2460100
---------------------------------           ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)

              One Tower Bridge
              100 Front Street
         West Conshohocken, Pennsylvania                                19428
---------------------------------------------------------            -----------
      (Address of Principal Executive Offices)                       (Zip Code)

                                (610) 832-0570
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                      N/A
      -------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 5.   Other Events
          ------------

          On February 4, 1997, U.S. Bioscience, Inc. (the "Company") announced that it had entered into a Stock Purchase Agreement dated as of February 3, 1997 (the "Stock Purchase Agreement") with ALZA Corporation ("ALZA"), whereby the Company will issue 1,178,882 shares of its Common Stock to ALZA at an aggregate purchase price of approximately $21.5 million. The Stock Purchase Agreement is attached hereto as Exhibit 10.25.1 and incorporated herein by reference.

          On February 3, 1997, the Company and ALZA also entered into an amendment ("Amendment No. 2") to their Ethyol(R) (Amifostine) Distribution and Marketing Collaboration Agreement dated December 12, 1995 (the "Collaboration Agreement"), whereby the Company agreed to pay, during 1997 and 1998, an aggregate amount of up to $3.6 million for certain marketing and clinical expenses in support of Ethyol, its cytoprotective product, which is marketed in the United States exclusively by ALZA and copromoted by the Company under the Collaboration Agreement. The Collaboration Agreement is filed as Exhibit 10.25 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (the "Form 10-K") and incorporated herein by reference. Amendment No. 2 is attached hereto as Exhibit 10.25.2 and incorporated herein by reference. The foregoing description is qualified by reference to Exhibit 10.25 to the Form 10-K and Exhibits 10.25.1 and 10.25.2 filed herewith.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------


     (c)  Exhibits.

          10.25.1 Stock Purchase Agreement between U.S. Bioscience, Inc. and ALZA Corporation dated as of February 3, 1997

          10.25.2 Amendment No. 2 to Distribution and Marketing Collaboration Agreement between U.S. Bioscience, Inc. and ALZA Corporation dated as of February 3, 1997

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   U.S. BIOSCIENCE, INC.


                                   By:         /s/ Robert I. Kriebel
                                              ---------------------------------
                                   Name:      Robert I. Kriebel
                                   Title:     Executive Vice President and Chief
                                              Financial Officer

February 5, 1997

                                 EXHIBIT INDEX



Exhibit No.                  Description                                        Page
-----------                  -----------                                        ----

10.25.1                      Stock Purchase Agreement between U.S. Bioscience,
                             Inc. and ALZA Corporation dated as of February 3,
                             1997

10.25.2                      Amendment No. 2 to Distribution and Marketing
                             Collaboration Agreement between U.S. Bioscience,
                             Inc. and ALZA Corporation dated as of February 3,
                             1997

